                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ARLINGTON TANKERS LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                 BERMUDA                              INAPPLICABLE
(State of Incorporation or Organization) (I.R.S. Employer Identification Number)

     1ST FLOOR, THE HAYWARD BUILDING
           22 BERMUDIANA ROAD
            HAMILTON, BERMUDA                             HM11
(Address of Principal Executive Offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-119869

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     TITLE OF EACH CLASS                          NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                          EACH CLASS IS TO BE REGISTERED
     -------------------                          ------------------------------
Common Shares, $0.01 par value                    New York Stock Exchange, Inc.

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                       N/A
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  For a description of the securities to be registered
hereunder, reference is made to the information set forth under the heading
"Description of Share Capital" in the Registrant's prospectus, which constitutes a part of the Registrant's Registration Statement on Form F-1 (File No.
333-119869), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS

3.1      Memorandum of Association of Arlington Tankers Ltd.*

3.2      Bye-laws of Arlington Tankers Ltd.*

4.1      Form of Common Shares Certificate of Arlington Tankers Ltd.*

4.2      Form of Registration Rights Agreement.*

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* Incorporated by reference to the identically numbered exhibit in Registrant's
Registration Statement on Form F-1, as amended (File No. 333-119869).

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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 3, 2004

                                              Arlington Tankers Ltd.

                                              By: /s/ Tara Railton
                                                  ------------------------------
                                                  Name: Tara Railton
                                                  Title:Chief Financial Officer

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